UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

IAC Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on March 7, 2025, the Board of Directors of IAC Inc. (“IAC” or the “Company”) approved the planned spin-off of Angi Inc. (“Angi”) and declared a special dividend (the “Distribution”) of all of the shares of Angi capital stock held by IAC to the holders of IAC common stock, par value $0.0001 per share (the “IAC common stock”), and IAC Class B common stock, par value $0.0001 per share (the “IAC Class B common stock” and together with the IAC common stock, “IAC Stock”).

Also as previously disclosed, the dividend will be paid through the distribution of shares of Angi Class A common stock, par value $0.001 per share (the “Angi Class A common stock”), on March 31, 2025 (the “Distribution Date”) to holders of record of IAC Stock as of the close of business on March 25, 2025 (the “Record Date”), on a pro rata basis, subject to the satisfaction or waiver of certain conditions to the Distribution, as described in the Registration Statement on Form S-3, as amended, filed by Angi in connection with the spin-off. After the completion of the Distribution, the Company will no longer own any shares of Angi capital stock.

Based on: (i) 74,347,574 shares of IAC common stock and 5,789,499 shares of IAC Class B common stock issued and outstanding and (ii) 379,168 shares of Angi Class A common stock and 41,701,064 shares of Angi Class B common stock held by IAC (which shares of Angi Class B common stock will be converted to shares of Angi Class A common stock on a one-for-one basis immediately prior to the Distribution), in each case, as of the Record Date, 0.5251 shares of Angi Class A common stock will be distributed on the Distribution Date in respect of each share of IAC common stock and IAC Class B common stock held by IAC stockholders as of the Record Date. No fractional shares of Angi Class A common stock will be received by IAC stockholders. Instead, IAC stockholders will receive a cash payment in lieu of any fractional share of Angi Class A common stock that they otherwise would have received.

Since the Record Date and up to and ending at the close of trading on the Distribution Date: (i) Angi Class A common stock has traded and is expected to continue to trade on Nasdaq “regular way” under the ticker “ANGI” and on a “when-issued” basis under the ticker “ANGIV” (with respect to the shares that are anticipated to be issued in the Distribution) and (ii) IAC common stock has traded and is expected to continue to trade on Nasdaq “regular way” under the ticker “IAC” (with an entitlement to the dividend of shares of Angi Class A common stock) and on a “when-issued” basis under the ticker “IACVV” (without an entitlement to the dividend of shares of Angi Class A common stock). In addition, the Company has been informed that the ex-dividend date for IAC common stock will be April 1, 2025.

This Item 7.01 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

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Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the reorganization of IAC’s leadership, IAC’s ability to successfully manage its planned leadership transitions, the completion of the proposed spin-off of IAC’s ownership in Angi and its anticipated benefits, business prospects and strategy, the future financial performance of IAC and its businesses, the future financial performance of Angi as an independent organization, anticipated trends and prospects in the industries in which IAC’s or Angi’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) IAC’s ability to market its products and services in a successful and cost-effective manner, (ii) the display prominence of links to websites offering IAC products and services in search results, (iii) changes in IAC’s relationship with (or policies implemented by) Google, (iv) IAC’s ability to compete with generative artificial intelligence technology and the related disruption to marketing technologies, (v) the failure or delay of the markets and industries in which IAC’s businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vi) IAC’s continued ability to develop and monetize versions of its products and services for mobile and other digital devices, (vii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which IAC’s businesses operate, as well as geopolitical conflicts, (viii) the ability of IAC’s Digital business to successfully expand the digital reach of its portfolio of publishing brands, (ix) IAC’s continued ability to market, distribute and monetize its products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to IAC’s Print business (declining revenue, increased paper and postage costs, reliance on a single supplier to print its magazines and potential increases in pension plan obligations), (xi) IAC’s ability to establish and maintain relationships with quality and trustworthy professionals and caregivers, (xii) the ability of Angi to expand its pre-priced offerings, while balancing the overall mix of service requests and directory services on Angi platforms, (xiii) the ability of Angi to continue to generate leads for professionals given changing requirements applicable to certain communications with consumers, (xiv) IAC’s ability to access, collect, use and protect the personal data of its users and subscribers, (xv) IAC’s ability to engage directly with users, subscribers, consumers, professionals and caregivers on a timely basis, (xvi) the ability of IAC’s Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of the IAC board of directors, matters subject to stockholder approval and IAC’s operations, (xvii) risks related to IAC’s liquidity and indebtedness (the impact of IAC’s indebtedness on IAC’s ability to operate its business, IAC’s ability to generate sufficient cash to service its indebtedness and interest rate risk), (xviii) IAC’s inability to freely access the cash of Dotdash Meredith and its subsidiaries, (xix) dilution with respect to investments in either IAC or Angi, (xx) IAC’s ability to compete, (xxi) IAC’s ability to build, maintain and/or enhance its various brands, (xxii) IAC’s ability to protect its systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom IAC does business), (xxiii) the occurrence of data security breaches and/or fraud, (xxiv) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxv) the integrity, quality, efficiency and scalability of IAC’s systems, technology and infrastructure (and those of third parties with whom IAC does business), (xxvi) changes in key personnel and risks related to leadership transitions and (xxvii) risks related to the proposed spin-off of IAC’s ownership in Angi. Certain of these and other risks and uncertainties are described in IAC’s and Angi’s respective filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Reports on Form 10-K filed by IAC and Angi with the SEC on February 28, 2025, and subsequent reports that IAC or Angi files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC or Angi's business, financial condition and results of operations may arise from time to time. It is not possible for management to predict all risks, nor can IAC assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements IAC may make. Except as required by law, IAC undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing IAC’s views as of any date subsequent to the date of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ KENDALL HANDLER
Name:	Kendall Handler
Title:	Executive Vice President, Chief Legal Officer & Secretary

Date: March 27, 2025

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